REGISTRATION RIGHTS AGREEMENT

                  This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into this 17th day of October, 1996 by and among the Selling Shareholders listed on Exhibit A hereto (individually, a Shareholder and collectively, the "Shareholders"), GST Newco of Texas, Inc., a Delaware corporation ("Sub"), and GST TELECOMMUNICATIONS, INC. a federally chartered Canadian corporation (the "Company").

1.       DEFINITIONS

                  As used in this Agreement, the following terms shall have the following meanings:

                  ADVICE:  See Section 5 hereof.

                  COMMON SHARES: The Common Shares, no par value, of the Company.

                  EXCHANGE ACT: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  INDEMNIFIED PARTY:  See Section 7 hereof.

                  INDEMNIFYING PARTY:  See Section 7 hereof.

                  LOSSES:  See Section 7 hereof.

                  PERMITTED INTERRUPTION:  See Section 3 hereof.

                  PROSPECTUS: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A), as amended or supplemented by any prospectus supplement, relating to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Registration Statement or prospectus, as the case may be, including post-effective amendments, and all material incorporated or deemed to be incorporated by reference in such prospectus.

                  REGISTRABLE SECURITIES: The Common Shares to be issued to the Shareholders pursuant to that certain Agreement and Plan of Merger (the "Merger Agreement"), dated September , 1996, by and among TotalNet Communications Inc., Sub and the Company, and any and all Common Shares issued as a dividend or distribution thereon or in connection with a split thereof or as a result of the recapitalization of the Company until such time as such Common

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Shares cease to be Registrable  Securities as provided in the next sentence. Any
Registrable Security will cease to be a Registrable Security when (i) a Registration Statement covering such Registrable Security has been declared effective by the SEC and such Registrable Security has been disposed of pursuant to such effective Registration Statement, or (ii) such Registrable Security is distributed to the public pursuant to Rule 144 (or any similar rule then in force) under the Securities Act or (iii) such Registrable Security is held by the Company.

                  REGISTRATION:  See Section 3 hereof.

                  REGISTRATION STATEMENT: Any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or the Prospectus, as the case may be, including post-effective amendments, all exhibits, and all material incorporated or deemed to be incorporated by reference in such registration statement.

                  RULE 144:  Rule 144 under the Securities Act.

                  SEC:  The Securities and Exchange Commission.

                  SECURITIES ACT: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

                  SHAREHOLDERS' SHARES: Common Shares held by the Shareholders.

                  UNDERWRITTEN   REGISTRATION  OR  UNDERWRITTEN   OFFERING:   An
offering and sale of securities of the Company pursuant to a registration statement under the Securities Act.

2.       SECURITIES SUBJECT TO THIS AGREEMENT

                  (a) SUBJECT SECURITIES. The securities entitled to the benefits of this Agreement are the Registrable Securities.

                  (b) HOLDERS OF REGISTRABLE SECURITIES. A person is deemed to be a Holder of Registrable Securities whenever such person owns Registrable Securities.

3.       REGISTRATION

                  (a) Subject to the  limitations  of Section 3(b)  hereof,  the
Company shall use its best efforts to effect the registration under the Securities Act of the resale of all of the Registrable Securities delivered or deliverable to the Shareholders pursuant to the Merger Agreement (a "Registration") and, in such connection within 30 days after the Closing Date shall file a Registration Statement and use its best efforts to cause the same to be declared


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
effective by the SEC as soon thereafter as practicable Except as otherwise provided in Section 3(b), 4(a) and the final paragraph of Section 5, the Company shall keep effective such Registration Statement for two periods (each an "Effective Period") of 180 days, the first such period to commence on the date the Registration Statement becomes effective and the second to commence on the first anniversary of the Closing Date, provided that the Company may terminate the effectiveness of such Registration Statement on an earlier date if all of the Registrable Securities that are the subject thereof shall have been sold.

                  (b) Notwithstanding the provisions of Section 3(a) hereof, the Company may postpone (such postponement is referred to herein as a "Permitted Interruption") for a reasonable period of time (not to exceed 45 days, which may not thereafter be extended) the filing or the effectiveness of a Registration Statement if, at such time: (i) the Company is engaged in any active program for repurchase of Common Shares and furnishes a certificate to that effect to each Shareholder; (ii) the Company is conducting or about to conduct an offering of Common Shares and the Company is advised by the investment banker engaged by the Company to conduct the offering that such offering would be affected adversely by the Registration and the Company furnishes a certificate to that effect to each Shareholder participating in the Registration; or (iii) the Board of Directors of the Company shall determine in good faith that such offering will interfere with a pending or contemplated material financing, merger, acquisition, sale of assets, recapitalization or other similar corporate action of the Company and the Company furnishes a certificate to that effect to each Shareholder. After such Permitted Interruption, the Company shall effect such registration as promptly as practicable.

4.       HOLDBACK AGREEMENTS

                  (a) RESTRICTIONS ON PUBLIC SALE BY HOLDERS OF REGISTRABLE SECURITIES. Each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to Section 3 hereof agrees, if and to the extent requested by the managing underwriter or underwriters in the case of an underwritten offering (to the extent timely notified in writing by the Company or the managing underwriter or underwriters), not to effect any public sale or distribution of securities of the Company of any class included in such Registration Statement, including a sale pursuant to Rule 144 (or any similar rule then in force) under the Securities Act, except as part of such underwritten registration, during the 10-day period prior to, and a period of up to 180 days beginning on, the effective date of any underwritten offering made pursuant to such Registration Statement; provided that in no event shall the provisions of this Section 4(a) prevent the sale of Registrable Securities for more than 180 days in any 365-day period. In the event that the provisions of this Section 4(a) become applicable during an Effective Period, such Effective Period shall be extended by the number of days during which the holders of Registrable Securities have agreed not to make sales thereof.

                  (b) If as a result of the provisions of Sections 3(b) and 4(a) hereof, the holders of Registrable Securities are prevented from making sales thereof for an aggregate of 225 days in any one year period, then in addition to the rights provided elsewhere herein to such holders, they shall have piggyback registration rights with respect to the remainder of the Registrable Securities held by them for a period equal to the lesser of (i) one year, or (ii) the period ending when all remaining Registrable Securities shall have been sold. The Company and such holders shall enter into a registration rights agreement containing customary terms and conditions, including provisions comparable to those contained in Sections 3(b), 4(a) and (b), 5, 6, 7 and 8 hereof.

                  (c) RESTRICTIONS ON PUBLIC SALE BY THE COMPANY AND OTHERS. The Company agrees, if requested by the managing underwriter or underwriters in an underwritten offering of Registrable Securities covered by a Registration Statement filed pursuant to Section 3 hereof, not to effect any public or private sale or distribution of its securities, including a sale pursuant to Regulation D under the Securities Act, during the 10-day period prior to, and the 90-day period beginning on, the effective date of any underwritten offering made pursuant to such Registration Statement, except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form to such Form.

5.       REGISTRATION PROCEDURES

                  In connection with the registration obligations of the Company pursuant to and in accordance with Section 3 of this Agreement, the Company shall effect such registrations to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

                  (a) prepare and file with the SEC a Registration Statement on any appropriate form under the Securities Act that shall be available for the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof, and use its best efforts to cause such Registration Statement to become effective and remain effective as provided herein; PROVIDED, HOWEVER, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, as the case may be, the Company shall furnish to the holders of the Registrable Securities covered by such Registration Statement and the managing underwriter or underwriters, if any, copies of all such documents proposed to be


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
filed, which documents will be subject to the review of such holders and such underwriter or underwriters, if any, and the Company shall not file any such Registration Statement, or amendment thereto or any Prospectus or any supplement thereto to which the holders of a majority in number of the Registrable Securities covered by such Registration Statement, or the managing underwriter or underwriters, if any, shall reasonably object on a timely basis;

                  (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement required to be filed pursuant to Section 3 of this Agreement as may be necessary to keep such Registration Statement effective for the time period necessitated by the intended methods of disposition contemplated by the distribution resulting in the filing of the Registration Statement, but in no event longer than six months from the effective date of the Registration Statement; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement, as so amended, or such Prospectus as so supplemented;

                  (c) notify the selling holders of Registrable Securities and the managing underwriter or underwriters, if any, promptly, and (if requested by any such person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment related to such Registrable Securities has been filed, and, with respect to a Registration Statement or any post-effective amendment related to such Registrable Securities, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to such Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 5(j) below cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement or Prospectus so that such documents will not contain any


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
untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vii) of the reasonable determination of the Company that a post-effective amendment to such Registration Statement would be appropriate;

                  (d) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement;

                  (e) if requested by the managing underwriter or underwriters or any holder of Registrable Securities being sold in connection with an underwritten offering, (i) immediately incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters and such holder agree should be included therein and as may be required by applicable law, (ii) make all required filings of such Prospectus supplement or such post-effective amendment promptly after the Company has received notification of the matters to be incorporated in such Prospectus supplement or such post-effective amendment and (iii) supplement or make amendments to such Registration Statement; PROVIDED, HOWEVER, that the Company shall not be required to take any of the actions in this Section 5(e) that are not, in the opinion of counsel for the Company, in compliance with or required by applicable law;

                  (f) furnish to each managing underwriter, if any, without charge, at least one signed copy, and furnish to each selling holder of Registrable Securities, without charge, at least one conformed copy, of each Registration Statement related to such Registrable Securities and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including, if requested, those previously furnished or incorporated by reference);

                  (g) deliver to all selling  holders of Registrable  Securities and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses related to such Registrable Securities (including each preliminary prospectus) and as many copies of any amendment or supplement thereto as they may reasonably request;

                  (h) prior to any public offering of Registrable Securities, to register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as any seller or underwriter reasonably requests in writing; use its best efforts to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective; PROVIDED, HOWEVER, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified, (ii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject, or
(ii) take any action that would subject it to the assessment of taxes in any such jurisdiction where it is not then so subject;

                  (i) cause all Registrable Securities covered by such a Registration Statement to be (i) listed on each securities exchange, if any, on which similar securities issued by the Company are then listed, or (ii) authorized to be quoted on the National Association of Securities Dealers Automated Quotation System if the securities so qualify and if the Company does not then have similar securities listed on any securities exchange, if requested by the holders of a majority in aggregate number of shares of such issue or class of Registrable Securities;

                  (j) enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions in connection therewith (including those reasonably requested by the managing underwriter or underwriters, if any, or the holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration (i) obtain opinions of counsel to the Company and updates thereof addressed to each selling holder and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings; (ii) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company addressed to each selling holder of Registrable Securities and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; and (iii) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to a majority of the holders of Registrable Securities covered by such Registration Statement) with respect to all parties to be indemnified pursuant to said Section; and

                  (k) comply with all applicable rules and regulations of the SEC and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities


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
are sold to underwriters in a firm commitment or are sold in a best efforts underwritten offering, and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

                  The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any seller who fails to furnish such information within a reasonable time after receiving such request.

                  Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of a material event of the kind described in Section 5(c)(ii),
(iii), (v), (vi) or (vii) hereof, such holder shall forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(b) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such Prospectus. In the event the Company shall give any such notice, the time period mentioned in Section 5(b) hereof shall be extended by the number of days during the time period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 5(b) hereof or the Advice.

6.       REGISTRATION EXPENSES

                  All reasonable fees and expenses incident to the Company's performance of or compliance with this Agreement shall be borne by the Company whether or not any Registration Statement becomes effective including, without limitation: (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc., and (B) with respect to compliance with securities or Blue Sky laws); (ii) fees and disbursements of counsel for the Company; (iii) fees and disbursements of all independent certified public accountants for the Company (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance); (iv) Securities Act liability insurance if the

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Company  so  desires  such  insurance;  and (v) fees and  expenses  of all other persons retained by the Company, including financial printers. The Company shall not pay any fees or expenses incurred by the holders of Registrable Securities, including, without limitation, fees and expenses of counsel or any other expert retained by such holders and commissions or discounts attributable to the sale of Registrable Securities.

7.       INDEMNIFICATION

                  (a) INDEMNIFICATION BY THE COMPANY. The Company shall indemnify and hold harmless, to the full extent permitted by law, each holder of Registrable Securities, its officers, directors, agents and employees, each person who controls such holder (within the meaning of Section 15 of the Securities Act or Section 20 the Exchange Act), and the officers, directors, agents or employees of any such controlling person, from and against all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorney's fees) and expenses (collectively, "Losses"), arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus relating to the Registrable Securities, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based solely upon information furnished in writing to the Company by such holder or on such holder's behalf expressly for use therein. The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each person who controls such persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

                  (b) INDEMNIFICATION BY HOLDERS OF REGISTRABLE SECURITIES. In connection with any Registration Statement in which a holder of Registrable Securities is participating, such holder of Registrable Securities shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the directors, officers, agents or employees of such controlling persons, from and against all Losses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus relating to the Registrable Securities, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statement therein not misleading, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission is contained in any information furnished by such holder or on such holder's behalf to the Company specifically for use in connection with the preparation of such Registration Statement or Prospectus. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such persons or on their behalf expressly for use in any Prospectus or Registration Statement.

                  (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any action or proceeding (including any governmental investigation or inquiry) shall be brought or any claim shall be asserted against any person entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall promptly notify the party from which such indemnity is sought (the "indemnifying party") in writing, and the indemnifying party shall assume the defense thereof, including the employment of counsel and the payment of all fees and expenses incurred in connection with the defense thereof. Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses, (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding and to employ counsel for the indemnified party in any such action, claim or proceeding, or (iii) the indemnified party shall have reasonably concluded that there may be defenses available to it that are different from or additional to those available to the indemnifying party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties.

                  (d) CONTRIBUTION.  If the indemnification provided for in this
Section 7 is unavailable to an indemnified party under Section 7(a) or 7(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any Losses, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and such indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable to a party as a result of any Losses shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

8.       UNDERWRITTEN REGISTRATIONS

                  If any Registration is an underwritten offering, the Company will have the right to select the investment banker or investment bankers and manager or managers to administer the offering.

                  No person may participate in any underwritten registration hereunder unless such person (a) agrees to sell such person's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

9.       MISCELLANEOUS

                  (a) NO INCONSISTENT AGREEMENTS. The Company shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

                  (b) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, except by a writing executed by the Company and the holders of at least a majority of the then outstanding Registrable Securities. Waivers or consents to departures from the provisions of this Agreement by the holders of Registrable Securities may not be given, except by a writing executed by the holders of at least a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of holders of Registrable Securities whose securities are not being sold pursuant to a Registration Statement, may be given by either (i) holders of at least a majority of the then outstanding Registrable Securities or (ii) holders of a majority the Registrable Securities being sold by such holders.

                  (c) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, certified first-class mail or next-day air courier:

                           (i) if to a holder of Registrable Securities,  at the
                  most current address given by such holder to the Company in accordance with the provisions of this Section 9(c), which address initially is, with respect to each Shareholder, the address set forth on the signature page hereof; or

                           (ii) if to the Company or Sub,  initially  at 4317 NE
                  Thurston Way, Vancouver, Washington 98662 (Attention: Chief Executive Officer) with a copy to Olshan Grundman Frome & Rosenzweig LLP, 505 Park Avenue, New York, New York 10022 (Attention: Stephen Irwin, Esq.) and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 9(c).

                  All such notices and communications shall be deemed to have been duly given: (i) when delivered by hand, if personally delivered; (ii) five business days after being deposited in the mail, postage prepaid, if mailed or
(iii) one business day after being sent by next day air courier.

                  (d) OWNER OF REGISTRABLE SECURITIES. The Company may deem and treat the person in whose name Registrable Securities are registered in the stock transfer records of the Company as the owner thereof for all purposes, including, without limitation, the giving of notices under this Agreement.

                  (e) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, and to the extent set forth in Section 7 hereof, the indemnified parties and their respective heirs, personal representatives, successors and assigns.

                  (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (g)  HEADINGS.   The  headings  in  this   Agreement  are  for
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (h) GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to principles of conflict of laws.

                  (i) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

                  (j) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto, in respect of the subject matter contained herein. There are no restrictions, promises, warranties nor undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Shareholders' Shares. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  IN WITNESS WHEREOF, we have hereunto set our hands as of the day and year first above written.

SUMMIT CAPITAL INC.                                  SHAREHOLDERS:


By: /s/ George B. Kelly                 /s/ George Kelly
    ---------------------               ------------------------------------
    Name: George B. Kelly               Name: George Kelly
    Title:Chairman                      Address:


                                        /s/ Fred R. Lummis II
                                        ------------------------------------
                                        Name:    Fred R. Lummis II
                                        Address: 8 Greenway Plaza
                                                 Suite 714
                                                 Houston, TX 77046

                                        /s/ Armad Shapiro
                                        ------------------------------------
                                        Name:   Armad Shapiro
                                        Address:10 S. Briar Hollow Ln #11
                                                Houston, TX 77096

                                        /s/ Maurice Zlotnik
                                        ------------------------------------
                                        Name:    Maurice Zlotnik
                                        Address: 6015 Lake
                                                 Houston, TX 77005


                                        /s/ Rodney Margolis
                                        ------------------------------------
                                        Name:   Rodney Margolis
                                        Address:1400 Post Oak Blvd., Suite 808
                                                Houston, TX 77056-3009

                                        /s/ James D. Woods
                                        ------------------------------------
                                        Name: James D. Woods
                                        Address:

                                        /s/ Mansel M. Rubenstein
                                        ------------------------------------
                                        Name:   Mansel M. Rubenstein
                                        Address:


                                        /s/ Franklin Myers
                                        ------------------------------------
                                        Name: Franklin Myers
                                        Address:

                                        /s/ Jack E. Lewis
                                        ------------------------------------
                                        Name: Jack E. Lewis
                                        Address:

                                        /s/ Stephen B. Kelly
                                        ------------------------------------
                                        Name: Stephen B. Kelly
                                        Address:

                                        /s/ Schuyler M. Tilney
                                        ------------------------------------
                                        Name: Schuyler M. Tilney
                                        Address:

                                        /s/ Barry Margolis
                                        ------------------------------------
                                        Name:   Barry Margolis
                                        Address:1400 Post Oak Blvd. Ste. 900
                                                Houston, TX USA

                                        /s/ Kenneth Margolis
                                        ------------------------------------
                                        Name: Kenneth Margolis
                                        Address:1400 Post Oak Blvd. Ste. 900
                                                Houston, TX 77056

                                        /s/ Sam Shapiro
                                        ------------------------------------
                                        Name:   Sam Shapiro
                                        Address:5555 Delmonte #805
                                                Houston, TX 77056

                                        /s/ Harold Weiser
                                        ------------------------------------
                                        Name:   Harold Weiser
                                        Address:6119 Valkeith
                                                Houston, TX 77096

                                        /s/ Tom D. Johnson
                                        ------------------------------------
                                        Name: Tom D. Johnson
                                        Address:
                                 -15-

                                        /s/ Nicole D. Zarr
                                        ------------------------------------
                                        Name:   Nicole D. Zarr
                                        Address:622 Augusta
                                                Houston, TX 77057

                                        /s/ Johanna L. Nadler
                                        ------------------------------------
                                        Name:   Johanna L. Nadler
                                        Address:2601 S. Braeswood #605
                                                Houston, TX 77025

                                        /s/ Jack H. Carpenter
                                        ------------------------------------
                                        Name:   Jack H. Carpenter
                                        Address:717 Fostorix
                                                Houston, TX 77076

                                        /s/ Marlene A. Roosth
                                        ------------------------------------
                                        Name:   Marlene A. Roosth
                                        Address:2425 Underwood 352
                                                Houston, TX 77030

                                        /s/ Jennie Strozier
                                        ------------------------------------
                                        Name:   Jennie Strozier
                                        Address:12010 Cedarcliff Ct.
                                                Houston, TX 77070

                                        GST TELECOMMUNICATIONS, INC.

                                        By: /s/ Clifford V. Sander
                                           ---------------------------------
                                           Name: Clifford V. Sander
                                           Title:Senior Vice President

                                        GST NEWCO OF TEXAS, INC.

                                        By:/s/ Clifford V. Sander
                                           ---------------------------------
                                           Name: Clifford V. Sander
                                           Title:Vice President

                                      -16-